UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 3, 2004

WITS BASIN PRECIOUS MINERALS INC.
(Exact Name of Registrant as Specified in Charter)

Minnesota (State or Other Jurisdiction of Incorporation)	1-12401 (Commission File Number)	84-1236619 (IRS Employer Identification No.)

520 Marquette Avenue, Suite 900 Minneapolis, Minnesota (Address of Principal Executive Offices)	55402 (Zip Code)

612.349.5277
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.

Pursuant to an Agreement dated July 19, 2004 (the “Termination Agreement”), by and between Wits Basin Precious Minerals Inc., (the “Registrant”) and Argyle Securities Limited, a corporation formed under the laws of Saint Vincent (the “Purchaser”), the Registrant sold its wholly owned subsidiary of Brazmin Ltda., (“Brazmin”) a limited liability company formed under the laws of Brazil, to the Purchaser (its prior owner), completing the transaction on August 3, 2004. The Registrant acquired Brazmin pursuant to a Quota Purchase Agreement dated February 6, 2004 (the “Quota Agreement”), by and between the Registrant the Purchaser.

During the time that Registrant owned Brazmin, Brazmin’s only assets were the mineral exploration rights of four distinct regions (the “Four Properties”) located within the South American country of Brazil. Brazmin has never had any revenues, as its activities have been solely to search out and acquire exploration rights on properties that possess specific criteria relating to base minerals and precious minerals.

Pursuant to the Termination Agreement, the Registrant received (a) a cash payment of $25,000, (b) a further promise to receive an additional $25,000 on or before December 31, 2004, (c) a cash payment of $100,000 in the event that Brazmin commences on a pre-feasibility study on one of the Four Properties, (d) a cash payment of $100,000 in the event that Brazmin commences on a bankable feasibility study on one of the Four Properties, (e) a 10% carried interest in Brazmin or its assigns or successors interest of the Four Properties up until completion of a bankable feasibility process, (f) a 10% payment of any proceeds obtained by Brazmin for the sale or partial sale of any of the Four Properties, and (g) the Purchaser returned 400,000 shares of the 700,000 shares of the Registrant’s Common Stock that it had received as partial consideration pursuant to the Quota Agreement. The Pu rchaser retained the 5-year warrant to purchase 150,000 shares of the Registrant’s Common Stock, with an exercise price of $1.50. Furthermore, the Purchaser assumed all further liabilities required to maintain the Four Properties effective July 19, 2004. The Registrant also terminated its consulting agreements with two of the principles of Brazmin, effective June 30, 2004. According to the terms of the Quota Agreement, the Registrant was required to obtain an effective registration of the 700,000 shares of its common stock by July 5, 2004. Under the terms of the Termination Agreement, the Registrant is required to register the 300,000 shares as soon as practical.

The foregoing is qualified in its entirety by reference to the Termination Agreement, which is being filed as Exhibit 10.1 to this Current Report on Form 8-K; and such exhibit is incorporated herein by reference. In addition, the Registrant is attaching as Exhibit 99.1 a Press Release dated August 3, 2004, with respect to the Termination Agreement, which is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Not required

(b) Not required

(c) Exhibits

Exhibit	Description of Document
10.1	Agreement by and among Wits Basin Precious Minerals Inc. and Argyle Securities Limited, dated July 19, 2004.
99.1	Press Release dated August 3, 2004.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wits Basin Precious Minerals Inc.

Date: August 4, 2004	By:	/s/ Mark D. Dacko

Mark D. Dacko
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description of Document
10.1	Agreement by and among Wits Basin Precious Minerals Inc. and Argyle Securities Limited, dated July 19, 2004.
99.1	Press Release dated August 3, 2004.